Exhibit 99.1

                            SECTION 302 CERTIFICATION

I, Ray Singleton, as chief executive officer of Basic Earth Science Systems, Inc. (the "Registrant"), hereby certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Basic Earth Science Systems, Inc. (the "Registrant");

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in the quarterly report;

     4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14)for the Registrant and have:

                    (a) designed such disclosure controls and procedures to
               ensure that material information relating to the Registrant and its consolidated subsidiaries, is made know to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                    (b) evaluated the effectiveness of the Registrant's
               disclosure controls and procedures as of a date within 90 days prior to the filing of this quarterly report (the "Evaluation Date"); and

                    (c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

     5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the Audit Committee of the Registrant's Board of Directors (or persons fulfilling the equivalent function):

                    (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize, and report financial data and have identified for the Registrant's auditors any material weaknesses in internal control; and

                    (b) any fraud, whether or not material, that involves
               management or other employees who have a significant role in the Registrant's internal controls; and

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     6.   The Registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in the internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


EXECUTED this 12th day of February, 2003.


/s/ Ray Singleton
-----------------
Ray Singleton
President




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